                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               (Amendment No.   )
                                              --

Filed by the Registrant    X
                        ------
Filed by a Party other than the Registrant
                                           ------

Check the appropriate box:

       Preliminary Proxy Statement
------
       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
------
   X   Definitive Proxy Statement
------
       Definitive Additional Materials
------
       Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12
------

                                Weyco Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               Filed by Registrant
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

   X   No fee required.
------

       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
------
       1) Title of each class of securities to which transactions applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

       Fee paid previously with preliminary materials.
------

       Check box if any part of the fee is offset provided by Exchange Act Rule ------ O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                            [WEYCO GROUP, INC. LOGO]

                              Glendale, Wisconsin

                                   Notice of

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 27, 2004

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of WEYCO GROUP, INC., a Wisconsin corporation (hereinafter called the "Company"), will be held at the general offices of the Company, 333 West Estabrook Boulevard, Glendale, Wisconsin 53212, on Tuesday, April 27, 2004 at 10:00 A. M. (Central Daylight
Time), for the following purposes:

    1. To elect two members to the Board of Directors; and

    2. To consider and transact any other business that properly may come before the meeting or any adjournment thereof.

The Board of Directors has fixed March 8, 2004 as the record date for the determination of the common shareholders entitled to notice of and to vote at this annual meeting or any adjournment thereof.

The Board of Directors requests that you indicate your voting directions, sign and promptly mail the enclosed proxy(ies) for the meeting. Any proxy may be revoked at any time prior to its exercise.

                                           By order of the Board of Directors,
                                                    JOHN F. WITTKOWSKE

                                                        Secretary

March 26, 2004

                                PROXY STATEMENT

                                  INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of Weyco Group, Inc. for exercise at the annual meeting of shareholders to be held at the offices of the Company, 333 West Estabrook Boulevard, Glendale, Wisconsin 53212, at 10:00
A. M. (Central Daylight Time) on Tuesday, April 27, 2004, or any adjournment thereof.

Any shareholder delivering the form of proxy has the power to revoke it at any time prior to the time of the annual meeting by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date or by attendance at the meeting and electing to vote in person by giving notice of such election to the Secretary of the Company. Proxies properly signed and returned will be voted as specified thereon. The proxy statements and the proxies are being mailed to shareholders on approximately March 26, 2004.

The Company has two classes of common stock entitled to vote at the meeting -- Common Stock with one vote per share and Class B Common Stock with ten votes per share. As of March 8, 2004, the record date for determination of the common shareholders entitled to notice of and to vote at the meeting or any adjournment thereof, there were outstanding 4,334,875 shares of Common Stock and 1,306,043 shares of Class B Common Stock.

                  SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth information, as of March 8, 2004, with respect to the beneficial ownership of the Company's common stock by each director and nominee for director, for each of the named executive officers identified in "Management Compensation" herein and by all directors and executive officers as a group.

                                                         COMMON STOCK           CLASS B COMMON STOCK
                                                   ------------------------   ------------------------
                                                   NO. OF SHARES              NO. OF SHARES
                                                   AND NATURE OF              AND NATURE OF
                                                    BENEFICIAL     PERCENT     BENEFICIAL
                                                     OWNERSHIP     OF CLASS     OWNERSHIP     PERCENT
                                                      (1)(2)         (3)           (2)        OF CLASS
                                                   -------------   --------   -------------   --------
Thomas W. Florsheim..............................      622,308      14.12%        909,630      69.65%
  333 W. Estabrook Blvd., Glendale, WI 53212
John W. Florsheim................................      281,505       6.31%         15,399       1.18%
  333 W. Estabrook Blvd., Glendale, WI 53212
Thomas W. Florsheim, Jr. ........................      341,833       7.66%         15,813       1.21%
  333 W. Estabrook Blvd., Glendale, WI 53212
James F. Gorman..................................       67,000       1.53%             --         --%
Peter S. Grossman................................       70,050       1.59%          8,425        .64%
John F. Wittkowske...............................      136,500       3.06%             --         --%
Virgis W. Colbert................................        2,250        .05%             --         --%
Robert Feitler...................................       47,250       1.09%         67,500       5.17%
Leonard J. Goldstein.............................        6,750        .16%             --         --%
Frederick P. Stratton, Jr........................       44,250       1.02%         27,000       2.07%
All Directors and Executive Officers as a Group
  (10 persons including the above-named).........    1,619,696      32.92%      1,043,767      79.92%

NOTES:

(1) Includes the following unissued shares deemed to be "beneficially owned" under Rule 13d-3 which may be acquired upon the exercise of outstanding stock options: Thomas W. Florsheim -- 70,875; John W. Florsheim -- 127,125; Thomas W. Florsheim, Jr. -- 127,125; James F. Gorman -- 57,000; Peter S. Grossman -- 66,000; John F. Wittkowske -- 127,500; All Directors and Executive Officers as a Group -- 584,625.

(2) The specified persons have sole voting power and sole dispositive power as to all shares indicated above, except for the following shares as to which voting and dispositive power are shared:

                                                   CLASS B
                                         COMMON    COMMON
                                        --------   -------
Thomas W. Florsheim...................   19,422    19,422
John W. Florsheim.....................   44,394        --
Thomas W. Florsheim, Jr...............   76,780        --
Peter S. Grossman.....................    4,050     8,425
All Directors and Executive Officers
  as a Group..........................  144,646    27,847

(3) Calculated on the basis of outstanding shares plus shares which can be acquired upon exercise of outstanding stock options, by the person or group involved.

The following table sets forth information, as of December 31, 2003, with respect to the beneficial ownership of the Company's Common Stock by those persons, other than those reflected in the above table, believed by the Company to own beneficially more than five percent (5%) of the Common Stock outstanding. The Company believes there are no other persons who own beneficially more than five percent (5%) of the Class B Common Stock outstanding.

NAME AND ADDRESS OF          AMOUNT AND NATURE OF
BENEFICIAL OWNER             BENEFICIAL OWNERSHIP   PERCENT OF CLASS
---------------------------  --------------------   ----------------
Royce & Associates, LLC
1414 Avenue of the Americas
New York, New York 10019           601,746              13.88%

NOTE:

    According to the Schedule 13G statement filed as a group by Royce & Associates, LLC in February 2004, Royce & Associates, LLC has sole voting and dispositive power with respect to 601,746 shares of Common Stock of the Company.

                             ELECTION OF DIRECTORS

A majority of the votes entitled to be cast by outstanding shares of Common Stock and Class B Common Stock (considered together as a single voting group), represented in person or by proxy, will constitute a quorum at the annual meeting.

Directors are elected by a plurality of the votes cast by the holders of the Company's Common Stock and Class B Common Stock (voting together as a single voting group) at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. Votes "against" a candidate are not given legal effect and are not counted as votes cast in an election of directors. Votes will be tabulated by an inspector at the meeting.

The persons who are nominated as directors and for whom the proxies will be voted and all continuing Directors are listed below. If any of the nominees should decline or be unable to act as a Director, which eventuality is not foreseen, the proxies will be voted with discretionary authority for a substitute nominee designated by the Board of Directors.

There are no family relationships between any of the Company's directors and executive officers, except that Thomas W. Florsheim, Jr. and John W. Florsheim are brothers and their father is Thomas W. Florsheim.

                                       SERVED AS
          NOMINEES                     DIRECTOR
   FOR TERM EXPIRING 2007       AGE      SINCE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
   ----------------------       ---    ---------    -------------------------------------------------------
Thomas W. Florsheim             73       1964       Chairman Emeritus of the Company, 2002 to present;
  (1)                                               Chairman of the Board, 1968 to 2002; Chief Executive
                                                    Officer of the Company, 1968 to 1999.
Leonard J. Goldstein            77       1992       Retired; Chairman of the Board of Miller Brewing
  (1)(2)(3)                                         Company, 1991 to 1993; President and Chief Executive
                                                    Officer of Miller Brewing Company, 1988 to 1991.
CONTINUING DIRECTORS
TERM EXPIRES 2006
----------------------------
Virgis W. Colbert               64       2000       Executive Vice President of Miller Brewing Company,
  (1)(2)(3)                                         1997 to present; also a Director of Miller Brewing
                                                    Company, Delphi Systems, Inc., The Manitowoc Co., Inc,
                                                    Stanley Works, and Manor Care, Inc.
John W. Florsheim               40       1996       President, Chief Operating Officer and Assistant
                                                    Secretary of the Company, 2002 to present; Executive
                                                    Vice President, Chief Operating Officer and Assistant
                                                    Secretary of the Company, 1999 to 2002; Executive Vice
                                                    President of the Company, 1996 to 1999; Vice President
                                                    of the Company, 1994 to 1996.
Frederick P. Stratton, Jr.      64       1976       Chairman Emeritus of Briggs & Stratton Corporation
  (1)(2)(3)                                         (Manufacturer of Gasoline Engines), 2002 to present;
                                                    Chairman of the Board of Briggs & Stratton Corporation,
                                                    1986 to 2002; Chief Executive Officer of Briggs &
                                                    Stratton Corporation, 1986 to 2001; also a Director of
                                                    Bank One Corporation, Briggs & Stratton Corporation,
                                                    Midwest Air Group, Inc., and Wisconsin Energy
                                                    Corporation and its subsidiaries Wisconsin Electric
                                                    Power Company and Wisconsin Gas Company

                                       SERVED AS
    CONTINUING DIRECTORS               DIRECTOR
     TERM EXPIRES 2005          AGE      SINCE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
    --------------------        ---    ---------    -------------------------------------------------------
Thomas W. Florsheim, Jr.        45       1996       Chairman and Chief Executive Officer of the Company,
                                                    2002 to present; President and Chief Executive Officer
                                                    of the Company, 1999 to 2002; President and Chief
                                                    Operating Officer of the Company, 1996 to 1999; Vice
                                                    President of the Company 1988 to 1996.
Robert Feitler                  73       1964       Chairman, Executive Committee of the Company, 1996 to
  (1)(2)(3)                                         present; Chairman, Corporate Governance & Compensation
                                                    Committee of the Company, 2002 to present; President
                                                    and Chief Operating Officer of the Company, 1968 to
                                                    1996; also a Director of Strattec Security Corp. and TC
                                                    Manufacturing Co.

NOTES:

(1) Member of Executive Committee, of which Mr. Feitler is Chairman.

(2) Member of Audit Committee, of which Mr. Stratton is Chairman.

(3) Member of Corporate Governance and Compensation Committee, of which Mr. Feitler is Chairman.

COMPOSITION OF THE BOARD OF DIRECTORS

The Board of Directors currently has seven members. The Articles of Incorporation and Bylaws of the Company provide that the there shall be seven directors. The number of directors may be increased or decreased from time to time by amending the applicable provision of the Bylaws, but no decrease shall have the effect of shortening the term of an incumbent director.

MEETINGS

The Board of Directors held four meetings during 2003. During the period in 2003 in which they served, all members of the Board of Directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which they served. The Company's policy is that its Directors attend annual meetings of the shareholders. All Board members then in office attended the annual meeting of Weyco shareholders held in April 2003. In accordance with new rules of the Nasdaq Stock Market, beginning in 2004 and at least once each year, Weyco's independent directors will have regularly scheduled meetings at which only independent directors are present.

DIRECTOR INDEPENDENCE

Each year the Board reviews the relationships that each director has with the Company. Only those directors who the Board affirmatively determines have no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who do not have any of the categorical relationships that prevent independence under the Nasdaq listing standards, are considered to be independent directors.

In accordance with the applicable Nasdaq rules, the Board has determined that the following directors qualify as independent directors: Virgis W. Colbert, Robert Feitler, Leonard J. Goldstein, and Frederick P. Stratton, Jr. The Board concluded that none of these directors possessed the categorical relationships set forth in the Nasdaq standards that prevent independence, and that none of them have any other relationship that the Board believes would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. Members of the Audit Committee comprise only directors who have been determined to be independent. Because of their relationships with Weyco, Messrs. Thomas W. Florsheim, Thomas W. Florsheim, Jr. and John Florsheim have not been deemed to be independent directors.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders wishing to communicate with the Board of Directors or with a particular Board member should address communications to the Board or to a particular Board member, c/o Secretary, Weyco Group, Inc., 333 West Estabrook Boulevard, Glendale, Wisconsin 53212. All communications addressed to the Board or to a particular Director or Committee will be relayed to that addressee. From time to time, the Board may change the process through which shareholders communicate with the Board or its members. Please refer to the Company's website at www.weycogroup.com for changes in this process.

SHAREHOLDER RECOMMENDATION OR NOMINATION OF DIRECTOR CANDIDATES

The principal functions of the Corporate Governance and Compensation Committee are: (1) to assist the Board by identifying individuals qualified to become members of the Board and its Committees, and recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board the corporate governance guidelines applicable to the Company, including changes to those guidelines as appropriate from time to time; (3) to lead the Board in its periodic reviews of the Board's performance; (4) to establish, subject to approval of the full Board, compensation arrangements for the Company's executive officers; (5) to administer the Company's stock option and other compensation plans, and approve the granting of stock options to officers and other key employees of the Company and its subsidiaries; and (6) to communicate to shareholders regarding these policies and activities as required by the SEC and other regulatory bodies. In carrying out its responsibilities regarding director nominations, the Corporate Governance and Compensation Committee will consider candidates suggested by other directors, employees and shareholders. Suggestions for candidates, accompanied by the candidate's name, contact information, biographical material, and qualifications, may be sent to the Corporate Governance and Compensation Committee c/o the Secretary of the Company at its corporate offices. From time to time, the Board may change the process through which shareholders may recommend director candidates to the Corporate Governance and Compensation Committee. The Company has not received any shareholder recommendations for director candidates with regard to the election of directors covered by this Proxy Statement or otherwise.

                              EXECUTIVE COMMITTEE

The Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board, except for declaring dividends, filling vacancies in the Board of Directors or committees thereof, amending the Articles of Incorporation, adopting, amending or repealing Bylaws and certain other matters. No meetings were held in 2003.

                              CORPORATE GOVERNANCE

The Company is committed to conducting its business with the highest standards of business ethics and in accordance with all applicable laws, rules and regulations, including the rules of the Securities and Exchange Commission and of The Nasdaq Stock Market on which its common stock is traded. In addition to Nasdaq rules and applicable governmental laws and regulations, the framework for the Company's corporate governance is provided by: (a) the Company's Articles of Incorporation and Bylaws; (b) the charters of its board committees; and (c) the Company's Code of Business Ethics.

The Corporate Governance and Compensation Committee establishes compensation arrangements for senior management and administers the granting of stock options to officers and other key employees of the Company and its subsidiaries. One meeting was held in 2003. The charter of the Corporate Governance and Compensation Committee is attached to this proxy statement as Appendix A.

CODE OF BUSINESS ETHICS

The Company's Code of Business Ethics sets forth ethical obligations for all employees, officers and directors, including those that apply specifically to directors and executive officers, such as accounting and financial reporting matters. Any waiver of the Code of Business Ethics requires approval of the Board of Directors or of a committee of the Board. A copy of the Company's Code of Business Ethics is available, free of charge, in print to any shareholder upon request to Secretary, Weyco Group, Inc., 333 West Estabrook Boulevard, Glendale, Wisconsin 53212. If any substantive amendment is made to the Code, the nature of the amendment will be discussed on the Company's website or in a current report on Form 8-K. In addition, if a waiver from the Code is granted to an executive officer or director, the nature of the waiver will be disclosed in a current report on Form 8-K.

REPORT OF CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

On January 26, 2004, the Corporate Governance and Compensation Committee met to establish executive officers' salaries for 2004 (effective January 1, 2004). The CEO's salary was set at $459,000 and the COO's salary was set at $379,500. They both also received stock options granted in 2003, as the Committee recognizes stock ownership provides performance incentives that encourage long-term growth in value for public shareholders.

The Committee also approved a bonus to the CEO & COO of $60,000 each and bonuses totaling $110,000 to the other executive officers.

Stock options were also granted in 2003 to all other executive officers of the Company to link total executive compensation to stock price performance.

This report is submitted by the members of the Corporate Governance and Compensation Committee.

                                          Robert Feitler, Chairman
                                          Virgis W. Colbert
                                          Leonard J. Goldstein
                                          Frederick P. Stratton, Jr.

                                AUDIT COMMITTEE

The Audit Committee of the Board of Directors is responsible for providing independent oversight of the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company's financial statements. The Board of Directors adopted and approved a formal written charter for the Audit Committee in 2000 and amended that charter in March 2004. A copy of the current charter of the Audit Committee is attached as Appendix B to this Proxy Statement. The Board of Directors has determined that each of the members of the Audit Committee (Frederick P. Stratton, Jr., Virgis Colbert, Robert Feitler and Leonard Goldstein) is "independent," as defined in the current listing standards of The Nasdaq Stock Market and the SEC rules relating to audit committees. This means that, except in their roles as members of the Board of Directors and its committees, they are not "affiliates" of the Company, they receive no consulting, advisory or other compensatory fees directly or indirectly from the Company, they have no other relationships with the Company that may interfere with the exercise of their independence from management and the Company, and they have not participated in the preparation of the financial statements of Weyco or any of its current subsidiaries at any time during the past three years. In addition, the Board of Directors has determined that each Audit Committee member satisfies the financial literacy requirements of The Nasdaq Stock Market and that Robert Feitler and Frederick P. Stratton, Jr. qualify as "audit committee financial experts" within the meaning of applicable rules of the Securities and Exchange Commission.

Management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the Company's audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61.

In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, Standard No. 1, and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Company's independent auditors the overall scope and plan for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two meetings during 2003. The charter of the Audit Committee is attached to this proxy statement as Appendix B.

PRE-APPROVAL POLICY

Consistent with the rules of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for, and overseeing the work of the independent auditor. In recognition of this responsibility, the following provision is included in the Audit Committee's charter: "The Audit Committee shall ... approve in advance the audit and permitted non-audit services to be provided by, and the fees to be paid to, the independent auditor, subject to the de minimus exceptions to pre-approval permitted by the rules of the SEC and Nasdaq for non-audit services." No fees were paid to the independent auditor pursuant to the "de minimus" exception to the foregoing pre-approval policy.

REPORT OF AUDIT COMMITTEE

In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following (among other things):

    - reviewed and discussed the audited financial statements for the year ended December 31, 2003 with the Company's management;

    - discussed with Deloitte & Touche LLP, the Company's independent auditors, those matters required to be discussed by SAS 61, as amended (Codification of Statements on Auditing Standards, AU sec.380); and

    - received the written disclosure and the letter from Deloitte & Touche LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committee) and has discussed with Deloitte & Touche LLP, its independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2003.

AUDIT AND NON-AUDIT FEES

The Audit Committee also reviewed the fees and scope of services provided to the Company by Deloitte & Touche LLP, independent public accountants, for the years ended December 31, 2003 and December 31, 2002, as reflected in the following table.

                                                                2003       2002
                                                              --------   --------
Audit Fees(a)                                                 $115,100   $108,500
Audit-Related Fees(b)                                         $ 14,400   $ 32,325
Tax Fees(c)                                                   $ 31,278   $ 18,093
All Other Fees                                                       0          0
                                                              --------   --------
  Total                                                       $160,778   $158,918

(a) Audit fees consisted of fees for professional services performed by Deloitte & Touche LLP for the audit of the Company's financial statements and review of financial statements included in the Company's Form 10-Q filings, and services that are normally provided in connection with statutory or regulatory filings or engagements.

(b) Audit-related fees consisted of the audit of certain employee benefit plans.

(c) Tax fees consisted of fees for professional services performed by Deloitte & Touche LLP with respect to tax compliance, tax advice, and tax planning. The amount for 2002 includes $12,438 paid to the Company's previous auditors.

The Audit Committee considered the compatibility of the provision of the foregoing permitted non-audit services by Deloitte & Touche LLP with the maintenance of Deloitte & Touche LLP independence and concluded that such services were at all times compatible with maintaining that firm's independence.

                                          Frederick P. Stratton, Jr., Chairman
                                          Robert Feitler
                                          Virgis W. Colbert
                                          Leonard J. Goldstein

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth total compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company as of December 31, 2003, for the year 2003, as well as for the two previous years.

                                                                                LONG TERM COMPENSATION
                                                                           --------------------------------
                                         ANNUAL COMPENSATION                       AWARDS           PAYOUTS
                              ------------------------------------------   ----------------------   -------
                                                            OTHER ANNUAL   RESTRICTED   OPTIONS/     LTIP      ALL OTHER
     NAME AND PRINCIPAL                                     COMPENSATION     STOCK        SARS      PAYOUTS   COMPENSATION
          POSITION            YEAR   SALARY($)   BONUS($)      ($)(1)      AWARDS($)    (#)(2)(3)     ($)        ($)(1)
     ------------------       ----   ---------   --------   ------------   ----------   ---------   -------   ------------
Thomas W. Florsheim, Jr.      2003    437,000         --        --            --         18,750       --          --
  Chairman and Chief          2002    412,000     50,000        --            --         18,750       --          --
  Executive Officer           2001    400,000         --        --            --         18,750       --          --

John W. Florsheim             2003    345,000         --        --            --         18,750       --          --
  President, Chief Operating  2002    320,000     50,000        --            --         18,750       --          --
  Officer and Assistant       2001    310,000         --        --            --         18,750       --          --
  Secretary

James F. Gorman               2003    255,750         --        --            --          9,000       --          --
  Senior Vice President       2002    247,750     25,000        --            --          9,000       --          --
                              2001    240,500         --        --            --          9,000       --          --

Peter S. Grossman             2003    264,500         --        --            --          9,000       --          --
  Senior Vice President       2002    254,500     25,000        --            --          9,000       --          --
                              2001    247,000         --        --            --          9,000       --          --

John F. Wittkowske            2003    252,000         --        --            --         18,750       --          --
  Senior Vice President,      2002    227,000     50,000        --            --         18,750       --          --
  Chief Financial Officer,    2001    220,000         --        --            --         18,750       --          --
  and Secretary

NOTES:

(1) Other compensation to the named individuals did not exceed the lesser of $50,000 or 10% of salary.

(2) Options to acquire shares of Common Stock.

(3) The Company has granted no stock appreciation rights.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                 INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------     POTENTIAL REALIZABLE
                              NUMBER OF     % OF TOTAL                                    VALUE AT ASSUMED
                              SECURITIES     OPTIONS/                                      ANNUAL RATES OF
                              UNDERLYING       SARS                                          STOCK PRICE
                               OPTIONS/     GRANTED TO                                    APPRECIATION FOR
                                 SARS       EMPLOYEES     EXERCISE OR                        OPTION TERM
                               GRANTED      IN FISCAL     BASE PRICE     EXPIRATION    -----------------------
           NAME                  (#)           YEAR         ($/SH)          DATE        5%($)         10%($)
           ----               ----------    ----------    -----------    ----------     -----         ------
Thomas W. Florsheim, Jr.         2,706           2           36.94        5/19/08       27,617          61,026
                                16,044          10           33.58        5/19/13      338,528         858,675
John W. Florsheim                2,706           2           36.94        5/19/08       27,617          61,026
                                16,044          10           33.58        5/19/13      338,528         858,675
James F. Gorman                  9,000           6           33.58        5/19/13      189,900         481,680
Peter S. Grossman                9,000           6           33.58        5/19/13      189,900         481,680
John F. Wittkowske              18,750          12           33.58        5/19/13      395,625       1,003,500

---------------

(1) Adjusted to reflect 50% stock dividend payable October 1, 2003.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION/SAR VALUES

The following table provides information related to options exercised by the named executive officers during 2003 and the number and value of options held at December 31, 2003. The Company has not granted any stock appreciation rights.

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                              OPTIONS/SAR'S                 OPTIONS/SAR'S
                          SHARES ACQUIRED    VALUE            AT FY-END (#)               AT FY-END ($)(2)
                            ON EXERCISE     REALIZED   ---------------------------   ---------------------------
          NAME                  (#)          ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            ---------------   --------   -----------   -------------   -----------   -------------
Thomas W. Florsheim, Jr.       5,427        101,675      127,125            --        1,919,118         --
John W. Florsheim              5,427        101,675      127,125            --        1,919,118         --
James F. Gorman                   --             --       57,000            --          794,696         --
Peter S. Grossman                 --             --       66,000            --        1,017,356         --
John F. Wittkowske                --             --      127,500            --        1,888,838         --

NOTES:

(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(2) The fair market value of the Company's Common Stock at December 31, 2003 was $33.80 (average of high ($35.54) and low ($32.05) trade). Value was calculated on the basis of the difference between the option exercise price and $33.80 multiplied by the number of shares of Common Stock underlying the option.

EQUITY COMPENSATION PLAN INFORMATION

                                              (A)                   (B)                    (C)
                                                                                  NUMBER OF SECURITIES
                                      NUMBER OF SECURITIES                         REMAINING AVAILABLE
                                       TO BE ISSUED UPON     WEIGHTED-AVERAGE      FOR ISSUANCE UNDER
                                          EXERCISE OF         EXERCISE PRICE       EQUITY COMPENSATION
                                      OUTSTANDING OPTIONS,    OF OUTSTANDING        PLANS (EXCLUDING
                                          WARRANTS AND       OPTIONS, WARRANTS   SECURITIES REFLECTED IN
           PLAN CATEGORY                     RIGHTS             AND RIGHTS             COLUMN (A))
           -------------              --------------------   -----------------   -----------------------
Equity compensation plans approved
  by security holders                       818,850               $19.91                 45,525
Equity compensation plans not
  approved by security holders                   --                  N/A                     --
                                            -------               ------                 ------
Total                                       818,850               $19.91                 45,525

PENSION PLANS

The Company maintains a defined benefit pension plan for various employees of the Company, including salaried employees. The Company also maintains an unfunded excess benefits plan so that participants in the defined benefit pension plan may receive pension benefits which they would otherwise be prevented from receiving as a result of certain limitations of the Internal Revenue Code.

The following table shows estimated annual benefits payable at normal retirement under the general plan formula to persons whose normal retirement age is 65 in specified earnings and years-of-service classifications. Amounts in excess of $118,800 or based on income in excess of $205,000 are payable pursuant to the excess benefits plan.

                                            YEARS OF SERVICE
       HIGHEST FIVE YEAR        ----------------------------------------
       AVERAGE EARNINGS           10         15         20         25
       -----------------          --         --         --         --
       $100,000....             $13,000   $ 19,000   $ 26,000   $ 32,000
        150,000....              21,000     31,000     42,000     52,000
        200,000....              29,000     43,000     58,000     72,000
        250,000....              37,000     55,000     74,000     92,000
        300,000....              45,000     67,000     90,000    112,000
        350,000....              53,000     79,000    106,000    132,000
        400,000....              61,000     91,000    122,000    152,000
        450,000....              69,000    103,000    138,000    172,000
        500,000....              77,000    115,000    154,000    192,000

The plans provide for normal retirement at age 65 and provide for reduced benefits for early retirement beginning at age 55. Pension benefits are payable as a straight life annuity and are calculated under a formula which is integrated with Social Security, although the amounts determined under the formula are not reduced by Social Security benefits or other offsets. The normal retirement benefit is based on (i) the highest average earnings for any 5 consecutive years during the 10 calendar years ending with the year of retirement, (ii) length of service up to 25 years and (iii) the highest average covered compensation for Social Security purposes. Earnings covered by the plan are generally defined as wages for purposes of federal income tax withholding and therefore include the value realized upon the exercise of non-qualified stock options and other minor items in addition to those included in the above Summary Compensation Table as "Salary". Years of credited service under the plans for the individuals described in the above Summary Compensation Table are as follows: James Gorman -- 25; Peter Grossman -- 25; Thomas Florsheim,
Jr. -- 22; John W. Florsheim -- 10; John Wittkowske -- 10.

The foregoing describes the general formula under the defined benefit plan and related excess benefits plan as revised in 1997. Those salaried employees who were covered in the plans on January 1, 1989 are provided with the higher of the benefits described above or a minimum benefit based on a prior formula through the defined benefit plan, the unfunded excess benefits plan described above and an unfunded deferred compensation plan. The normal retirement benefit under the prior formula is based on the highest average earnings for any 5 consecutive years during the 10 calendar years preceding retirement and length of service up to 25 years. Minimum benefit amounts are not subject to any deduction for Social Security benefits. Earnings covered by this formula are the same as those shown in the above Summary Compensation Table as "Salary."

The following table shows estimated annual benefits payable under the prior formula upon normal retirement to persons in specified earnings and years-of-service classifications. Amounts in excess of $118,800 or based on income in excess of $205,000 are payable pursuant to the excess benefits plan and the deferred compensation plan.

                                            YEARS OF SERVICE
       HIGHEST FIVE YEAR        ----------------------------------------
       AVERAGE EARNINGS           10         15         20         25
       -----------------        -------   --------   --------   --------
       100,$000.....            $16,000   $ 23,000   $ 31,000   $ 39,000
       150,000.....              24,000     35,000     47,000     59,000
       200,000.....              32,000     48,000     63,000     79,000
       250,000.....              40,000     59,000     79,000     99,000
       300,000.....              48,000     71,000     95,000    119,000
       350,000.....              56,000     84,000    111,000    139,000
       400,000.....              64,000     95,000    127,000    159,000
       450,000.....              72,000    107,000    143,000    179,000
       500,000.....              80,000    120,000    159,000    199,000

COMPENSATION OF DIRECTORS

Directors of the Company who are not also employees of the Company or subsidiaries receive a quarterly retainer of $1,875. In addition, they receive $1,000 for each Board or Committee meeting attended, except that for each additional meeting attended on the same day the compensation is $500. These Directors may defer payment of all or part of their fees under the Deferred Compensation Plan for Directors until they cease to be Directors.

On December 28, 2000, Chairman of the Board, Thomas W. Florsheim, entered into a consulting agreement with the Company under which he would act as advisor to the Company in connection with the Company's acquisition and sales of products and materials. In accordance with this agreement, Thomas W. Florsheim was paid $14,400 in 2003.

EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS AND
RELATED PARTY TRANSACTIONS

The Company has entered into employment contracts with Thomas W. Florsheim, Jr. and John W. Florsheim whereby, for services to be rendered, their employment will be continued until December 31, 2007, at salary levels to be determined and reviewed periodically. These contracts provide, among other things, that a lump sum amount equal to slightly less than three times his base amount compensation (as defined in Section 280G of the Internal Revenue Code) will be paid to Thomas
W. Florsheim, Jr. and John W. Florsheim, respectively, as severance pay, in the event the Company terminates his employment without cause or he terminates his employment following a change in control of more than 15% of the shares of the Company, the replacement of two or more directors by persons not nominated by the Board of Directors, any enlargement of the size of the Board of Directors if the change was not supported by the existing Board of Directors, a merger, consolidation or transfer of assets of the Company, or a substantial change in his responsibilities. In the event Thomas W. Florsheim, Jr. or John W. Florsheim is prevented from performing his duties by reason of permanent disability, his normal salary will be discontinued and a disability salary of $344,250 per annum for Thomas W. Florsheim, Jr. and $284,625 per annum for John Florsheim will be paid until December 31, 2007. Also, in the event Thomas W. Florsheim, Jr. or John W. Florsheim dies prior to the termination of his employment under the contract, a death benefit equal to his salary at the annual rate being paid to him at the date of death will be paid to a designated beneficiary for a three-year period. As of January 1, 2004, Thomas W. Florsheim's, Jr. annual salary is $459,000 and John W. Florsheim's annual salary is $379,500.

The Company entered into deferred compensation agreements with both Thomas W. Florsheim and Robert Feitler under which each of them, or their designated beneficiaries in the event of their death, would be entitled to a deferred compensation benefit of $180,000 per year for twenty years upon reaching age 65 while employed by the Company, payable commencing upon retirement from employment by the Company or at death.

On December 1, 1995, the Board of Directors, with Mr. Florsheim and Mr. Feitler abstaining, approved the amendment of the deferred compensation agreements between the Company and Mr. Florsheim and Mr. Feitler. The amended agreements accelerate the payments which would have been made under the previous agreements, under certain circumstances.

The Company has entered into change of control agreements with three executives, John Wittkowske, Peter Grossman, and James Gorman. These contracts provide that a lump sum equal to slightly less than three times his base amount of compensation (as defined in Section 280G of the Internal Revenue Code), calculated with respect to the 3 taxable year period ending before the date the change of control occurs, will be paid as severance pay in the event of a change of control. The change of control agreements define a change of control as an event in which:

    (1) more than 25% of the voting power of the outstanding stock of the Company is directly or indirectly controlled by a person or group of persons other than the members of the family of Thomas W. Florsheim and their descendents or trusts;

    (2) the Company consolidates or merges with another corporation or entity which is not a wholly owned subsidiary of the Company unless such consolidation or merger is approved by the Board of Directors when the majority of the Directors are persons who have been nominated by the Board of Directors or the Florsheims;

    (3) all or substantially all of the operating assets of the Company have been sold;

    (4) the majority of the existing members of the Board of Directors have been replaced by persons not nominated by the Board of Directors or the Florsheims; or

    (5) Section 2 of Article III of the Company's Bylaws is amended to enlarge the number of directors of the Company if the change was not supported by the existing Board of Directors or the Florsheims.

As of January 1, 2004, Mr. Wittkowske's annual salary is $265,000, Mr. Grossman's annual salary is $274,500, and Mr. Gorman's annual salary is $263,750.

                               STOCK PERFORMANCE

The following line graph compares the cumulative total shareholder return on the Company's common stock during the five years ended December 31, 2003 with the cumulative return on the NASDAQ Non-Financial Stock Index and the Russell 3000-Shoes Index. The comparison assumes $100 was invested on December 31, 1998 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                     FOR THE YEAR ENDED: DECEMBER 31, 2003

                              (PERFORMANCE GRAPH)

---------------------------------------------------------------------------------------------------------------
                                                    1999        2000        2001        2002        2003
---------------------------------------------------------------------------------------------------------------
 Weyco Group, Inc.                                   103         100         106         140         215
---------------------------------------------------------------------------------------------------------------
 NASDAQ Non-Financial Index Stock Index              196         114          88          57          88
---------------------------------------------------------------------------------------------------------------
 Russell 3000 - Shoes Peer Group Index               100         136         126         111         173
---------------------------------------------------------------------------------------------------------------

                              INDEPENDENT AUDITORS

It is expected that Deloitte & Touche LLP, the Company's independent auditors for 2003, will be selected for 2004 by the Board of Directors immediately following the annual meeting of shareholders. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting of shareholders with the opportunity to make a statement if so desired and such representative is expected to be available to respond to appropriate questions.

                          METHOD OF PROXY SOLICITATION

The entire cost of solicitation of proxies will be borne by the Company. The officers of the Company may solicit proxies from some of the larger shareholders, which solicitation may be made by mail, telephone, or personal interviews; these officers will not receive additional compensation for soliciting such proxies. Request will also be made of brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, soliciting material to the beneficial owners of shares held of record by such persons.

                                 OTHER MATTERS

The Company has not been informed and is not aware that any other matters will be brought before the meeting. However, proxies will be voted with discretionary authority with respect to any other matters that properly may be presented to the meeting.

                             SHAREHOLDER PROPOSALS

Shareholder proposals must be received by the Company no later than November 26, 2004, in order to be considered for inclusion in next year's annual meeting proxy statement. In addition, a proposal submitted outside of Rule 14a-8 will be considered untimely, and the Company may use discretionary voting authority for any proposal that may be raised at next year's annual meeting unless the proponent notifies us of the proposal not later than February 10, 2005.

                            (WEYCO GROUP, INC. LOGO)

March 26, 2004                                                JOHN F. WITTKOWSKE

Milwaukee, Wisconsin                                                   Secretary

APPENDIX A

                               WEYCO GROUP, INC.
                CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE
                                    CHARTER

MISSION

The Corporate Governance and Compensation Committee is appointed by the full Board to assist it in fulfilling its responsibilities to assure that the Company is governed in a manner consistent with the interests of the shareholders of the Company and also that the executive officers of the Company are compensated in a manner consistent with the compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of applicable tax and regulatory bodies. Without limiting the foregoing, the Corporate Governance and Compensation Committee shall: (1) assist the Board by identifying individuals qualified to become members of the Board and its committees, and recommend to the Board the director nominees for the next annual meeting of shareholders; (2) recommend to the Board the corporate governance guidelines applicable to the Company, including changes to those guidelines as appropriate from time to time;
(3) lead the Board in its periodic reviews of the Board's performance; (4) establish, subject to approval of the full Board, compensation arrangements for the Company's executive officers; (5) administer the Company's stock option and other compensation plans, and approve the granting of stock options to officers and other key employees of the Company and its subsidiaries; and (6) communicate to shareholders regarding these policies and activities as required by the Securities and Exchange Commission or other regulatory bodies.

ORGANIZATION

The Corporate Governance and Compensation Committee is a standing committee of the Board composed of at least three (3) independent directors. An independent director should be free of any relationship that could influence his or her judgment as a Committee member. In addition, each Committee member shall be independent as defined by the requirements of the NASDAQ National Market and the corporate governance guidelines, and shall satisfy all requirements necessary from time to time to be "disinterested directors" under SEC Rule 16b-3 and qualified "outside directors" under Section 162(m) of the Internal Revenue Code and related regulations. The members shall serve at the pleasure of the full Board, but ordinarily shall be elected to the Committee annually or as necessary to fill vacancies. The Committee shall not delegate its responsibilities to any subcommittee. The Board shall designate one of the Committee members as the chairperson.

MEETINGS AND REPORTS

The Committee shall hold meetings as necessary to perform its duties and responsibilities. The Committee shall periodically report to the full Board regarding the performance of its duties hereunder.

FUNDING

The Company will provide the Committee with the funding appropriate to perform its duties and responsibilities in a thorough and efficient manner. This may include, without limitation, funding to retain a search firm to identify director candidates and funding to retain compensation consultants to assist in the design and implementation of compensation policies that advance the Company's interests and objectives.

DUTIES

1. Consider candidates submitted by directors, employees or shareholders, or otherwise identified by the Committee, for possible nomination to the Board. Review the qualifications of and recommend to the full Board nominees for directors to be submitted to shareholders for election at each annual meeting of shareholders and nominees for election by the Board to fill vacancies and newly created directorships.

2. Develop and recommend to the full Board guidelines and criteria to determine the qualifications and effectiveness of directors.

3. Annually evaluate the compensation (and performance relative to compensation) of the Chief Executive Officer and the Company's other executive officers, and determine the amounts and elements of total compensation to them consistent with the Company's corporate goals and objectives and in compliance with NASDAQ requirements for compensation committees. Communicate in the annual Compensation Committee Report to shareholders regarding these matters as required by SEC rules.

4. Periodically evaluate the terms and administration of the Company's annual and long-term compensation and incentive plans to assure that they are structured and administered in a manner consistent with the Company's goals and objectives. Approve the adoption or modification of any equity-related plans and determine when it is necessary or desirable to submit these matters to the full Board and/or to the Company's shareholders. Authorize stock option grants to executives and key employees, including the option exercise prices and vesting schedules.

5. Periodically evaluate the compensation of directors, including for service on Board committees and taking into account the compensation of directors at other comparable companies. Make recommendations to the full Board regarding any adjustments in director compensation that the Committee considers appropriate.

6. Review and recommend committees and committee structure for the Board, including committee assignments of directors.

7. Recommend performance criteria for the Board and review the procedures, the effectiveness and the performance of the Board as a whole, the individual directors and the Board committees, including the performance of the Committee itself.

8. Review potential conflicts of interest and related party transactions involving directors or executive officers of the Company on an ongoing basis and approve related-party transactions in advance, when appropriate.

9. Review and recommend corporate governance guidelines, practices and policies of the Company.

APPENDIX B

                               WEYCO GROUP, INC.

                            AUDIT COMMITTEE CHARTER

The Audit Committee consists of at least three (3) members of the Board of Directors who are not employees of the Company. The Audit Committee's primary duties and responsibilities are to: (1) monitor the integrity of the financial statements of the Company, (2) monitor the compliance by the Company with legal and regulatory requirements and (3) oversee the independence and performance of the Company's external auditors.

The members of the Audit Committee shall meet the independence and experience requirements included in the listing requirements of the Nasdaq Stock Market, Inc. The Audit Committee shall have the authority to retain at the Company's expense special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall:

    REVIEW PROCEDURES

    1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    2. Review the Company's annual audited financial statements with management and independent auditors prior to filing or distribution. The review shall include major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

    3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

    4. Review with management and independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q. At a minimum, the Audit Committee Chairman must participate in these reviews.

    5. Meeting periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

    INDEPENDENT AUDITORS

    7. Recommend to the Board the appointment of the independent auditors, who are ultimately accountable to the Audit Committee and the Board.

    8. Approve in advance the audit and permitted non-audit services to be provided by, and the fees to be paid to the independent auditor, subject to the deminimus exceptions to pre-approval permitted by the rules of the SEC and Nasdaq for non-audit services.

    9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

    10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor.

    11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

    12. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

    13. Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit.

    14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access of required information.

    15. On at least an annual basis, meet privately with the independent public accountants to discuss any pertinent matters that they feel should be discussed, including quality of management, financial and accounting personnel, or determine if any restrictions have been placed by management on the scope of their examination, and assure the auditors of the Committee's availability for additional private discussions if they feel them necessary.

    OTHER AUDIT COMMITTEE RESPONSIBILITIES

    16. Review and approve the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

    17. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

    18. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

    19. Establish, review and maintain appropriate procedures for handling complaints and concerns regarding accounting or auditing matters as required by law.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. See Section 17 of the Code of Business Ethics -- there are some compliance responsibilities of the Audit Committee and its Chairman.

                                  COMMON STOCK

PROXY                           WEYCO GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas W. Florsheim, Jr. and John W. Florsheim or either of them, proxies with full power of substitution, to vote at the Annual Meeting of Shareholders of Weyco Group, Inc. (the "Company") to be held on April 27, 2004 at 10:00 A. M., local time and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.


                         (TO BE SIGNED ON REVERSE SIDE)            SEE REVERSE
                                                                       SIDE

A [X]     PLEASE MARK YOUR
          VOTES AS IN THIS
          EXAMPLE


                           FOR      WITHHELD
1. Election of             [ ]        [ ]           NOMINEES:
   Directors                                          Thomas W. Florsheim
   for their                                          Leonard J. Goldstein
   respective terms




INSTRUCTIONS: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.


---------------------------------------------------------------


                                   THE SHARES REPRESENTED BY THIS PROXY WILL BE
                                   VOTED FOR PROPOSAL 1 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO DIRECTION IS GIVEN.

                                   PLEASE MARK, SIGN, DATE AND RETURN THIS
                                   PROXY IN THE ENCLOSED ENVELOPE.

   SIGNATURE(S)                                   DATE
               ----------------------------------      -------------------------
   NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, trustee or guardian please give full title as such.

                              CLASS B COMMON STOCK

PROXY                           WEYCO GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas W. Florsheim, Jr. and John W. Florsheim or either of them, proxies with full power of substitution, to vote at the Annual Meeting of Shareholders of Weyco Group, Inc. (the "Company") to be held on April 27, 2004 at 10:00 A. M., local time and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class B Common Stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.


                         (TO BE SIGNED ON REVERSE SIDE)            SEE REVERSE
                                                                       SIDE

A [X]     PLEASE MARK YOUR
          VOTES AS IN THIS
          EXAMPLE


                           FOR      WITHHELD
1. Election of             [ ]        [ ]           NOMINEES:
   Directors                                          Thomas W. Florsheim
   for their                                          Leonard J. Goldstein
   respective terms




INSTRUCTIONS: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.


---------------------------------------------------------------


                                   THE SHARES REPRESENTED BY THIS PROXY WILL BE
                                   VOTED FOR PROPOSAL 1 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO DIRECTION IS GIVEN.

                                   PLEASE MARK, SIGN, DATE AND RETURN THIS
                                   PROXY IN THE ENCLOSED ENVELOPE.

   SIGNATURE(S)                                   DATE
               ----------------------------------      -------------------------
   NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, trustee or guardian please give full title as such.